UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 30, 2019

XBIOTECH INC.
(Exact Name of Registrant as Specified in Charter)

British Columbia Canada
(State of Incorporation)

001-37347
(Commission File Number)

N/A
(IRS Employer Identification No.)

8201 E Riverside Dr. Bldg 4, Ste 100 Austin, Texas	78744
(Address of Principal Executive Offices)	(Zip Code)

(512) 386-2900
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	XBIT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

On May 30, 2019, XBiotech Inc. (the “Company”) issued a press release announcing that it has commenced a registered underwritten public offering (the “Offering”) of its common shares, subject to market and other conditions, with Piper Jaffray & Co. acting as underwriter.

Net proceeds of the Offering will be used primarily to advance bermekimab Phase 2 clinical studies in Hidradenitis Suppurativa and Atopic Dermatitis and for general corporate and working capital purposes.

The common shares in the Offering will be issued and sold pursuant to an effective shelf registration statement on Form S-3 (File No. 333-213218), which was declared effective by the Securities and Exchange Commission on September 1, 2016.  The preliminary prospectus supplement and accompanying prospectus relating to the offering contain important information relating to the XBiotech common shares. The preliminary prospectus supplement will be filed with the SEC and will be available on the SEC’s website at http://www.sec.gov, or may be obtained, when available, by contacting contacting Piper Jaffray & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, or by email at prospectus@pjc.com, or by phone at (800) 747-3924. The final terms of the offering will be disclosed in a final prospectus supplement to be filed with the SEC.

A copy of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell nor the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

This Form 8-K and the related press release contains forward-looking statements, including declarations regarding management's beliefs and expectations, that involve substantial risks and uncertainties. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "would," "could," "expects," "plans," "contemplate," "anticipates," "believes," "estimates," "predicts," "projects," "intend" or "continue" or the negative of such terms or other comparable terminology, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. These risks and uncertainties are subject to the disclosure set forth in "Risk Factors" in our SEC filings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of XBiotech Inc., Issued May 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XBIOTECH INC.

Date: May 30, 2019	By:	/s/ John Simard
Name: John Simard
Title: Chief Executive Officer and President